UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 27, 2009

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2009, the Company and the Bank extended the term of the change in control agreements between the Company, the Bank and seven of our senior officers, previously entered into on January, 16, 2207, for an additional one year period as allowed under the agreements. The change in control agreements provide that an event shall be deemed to have occurred in connection with a change in control if such event occurs within two years after a change in control. The material terms of the Company and Bank change in control agreements were previously disclosed in the Company’s Registration Statement on Form S-1 (File No. 333-137359). The form of change in control agreement was previously filed as Exhibit 10.6 to the Company’s Form 8-K, dated January 16, 2007, and is filed as Exhibit 10.6 hereto.

Item 2.02. Results of Operations and Financial Condition

On January 27, 2009, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, announced its financial results for the three and six months ended December 31, 2008.   The press release announcing financial results for the three and six months ended December 31, 2008 is included as Exhibit 99.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On January 27, 2009, Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank, announced that its Board of Directors authorized a stock repurchase program (the “Stock Repurchase Program”) for the purchase of up to 377,619 shares of the Company’s common stock or approximately 5% of its outstanding common stock. The Company is now seeking approval under Massachusetts laws and regulations to initiate such repurchases. Any repurchases under the Stock Repurchase Program will be made through open market purchase transactions from time to time. The amount and exact timing of any repurchases will depend on market conditions and other factors, at the discretion of management of the Company, and it is intended that the Stock Repurchase Program will complete all repurchases within twelve months after its commencement. There is no assurance that the Company will repurchase shares during any period. A copy of the press release announcing the authorization is attached as Exhibit 99.1.

Item 8.01. Other Events

On January 27, 2009, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.03 per common share, payable on February 26, 2009, to stockholders of record at the close of business on February 11, 2009.  A copy of the press release announcing the declaration is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           The following exhibits are filed with this report:

Exhibit Number	Description
10.6	Form of Hampden Bank Change in Control Agreement
99.1	Press Release issued by the Company on January 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date: January 29, 2009	By:	/s/ Thomas R. Burton
Thomas R. Burton
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.6	Form of Hampden Bank Change in Control Agreement
99.1	Press Release issued by the Company on January 27, 2009.